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                                  UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 24, 2007

                               ERF WIRELESS, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)

         Nevada                     000-27467                  76-0196431
-----------------------     ------------------------     -----------------------
(State of organization)     (Commission File Number)        (IRS Employer
                                                          Identification No.)


2911 South Shore Boulevard, Suite 100,
League City, Texas                                             77573
(Address of principal executive offices)                    (Zip Code)

Registrant's Telephone Number, including area code: (281) 538-2101

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 OTHER EVENTS

         In September 2005, the Company borrowed $1,500,000 from various investors evidenced by convertible secured promissory notes. In January 2006, the Company's registration statement, registering the resale of shares of common stock underlying the convertible notes as well as shares of common stock underlying warrants to purchase shares of common stock, was deemed effective with the SEC. In September 2007, all remaining unconverted obligations owed by the Company pursuant to this $1.5 million financing were paid in cash in full.

         In August 2007, we discovered that we did not amend or supplement our Registration Statement on Form SB-2 (file # 333-130274) to reflect the reallocation of shares among selling shareholders in the selling shareholder table; notwithstanding that disclosure in the selling shareholder section of such prospectus stated that the actual number of shares may be adjusted and could be materially more that the number estimated in such table. The resale of a total of 3,709,999 shares were registered in January 2006, and prior to filing a post-effective amendment in October 2006, a total of 1,551,871 shares were resold, of which 497,036 shares (valued at approximately $131,000) were not specifically allocated among selling shareholders and believed to be resold between August and October 2006 without us filing a supplement or amendment. The October 2006 post-effective amendment reflected the registration of the resale of 2,012,847 shares, of which all such shares were subsequently resold pursuant to such registration statement, although a total of 123,706 shares (valued at approximately $10,000) were reallocated among selling shareholders and believed to have been sold between February and April 2007 without us filing a supplement or amendment. We believe that during the periods in question the selling shareholders would have been entitled to rely on the resale registration statement as well as on Section 4(1) of the Act.

         The audit committee has addressed this matter with the Company's independent accountant and we do not presently intend to amend any Company filings under the Securities Exchange Act of 1934.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ERF Wireless, Inc.


                                  By: /s/ H. Dean Cubley
                                     ----------------------------------------
                                         H. Dean Cubley, Chief Executive Officer

DATE:    September 24, 2007